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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) February 27, 2003

                 NOVASTAR MORTGAGE FUNDING TRUST, SERIES 2003-1
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                      (Issuer with respect to Certificates)

                      NOVASTAR MORTGAGE FUNDING CORPORATION
             (Exact name of registrant as specified in its charter)



            Delaware                     333-102282              48-1195807
-----------------------------------  ------------------     --------------------
(State or Other Jurisdiction of       (Commission File        (I.R.S. Employer
          Incorporation)                   Number)           Identification No.)

   8140 Ward Parkway, Suite 300
       Kansas City, Missouri                                       64114
-----------------------------------                         --------------------
  (Address of Principal Executive                                (Zip Code)
             Offices)

      Registrant's telephone number, including area code  (816) 237-7000
                                                         -----------------------

              1901 West 47/th/ Place, Suite 105, Westwood, KS 66205
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          (Former name or former address, if changed since last report)



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Item 2.  Acquisition or Disposition of Assets

         NovaStar Mortgage Funding Corporation registered issuances of up to $4,777,000,000 principal amount of Asset-Backed Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by the Registration Statement on Form S-3 (Registration File No. 333-102282) (the "Registration Statement"). Pursuant to the Registration Statement, NovaStar Mortgage Funding Trust, Series 2003-1, issued on February 27, 2003, $1,257,750,000 in aggregate principal amount of its Home Equity Loan Asset-Backed Certificates, Series 2003-1, Class A-1, Class A-2, Class M-1, Class M-2, Class M-3, Class AIO and Class P (the "Certificates").

         The Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of February 1, 2003 (the "Agreement") attached hereto as
Exhibit 4.1, among NovaStar Mortgage Funding Corporation, NovaStar Mortgage, Inc., as servicer (the "Servicer") and as seller (the "Seller"), Wachovia Bank, National Association, as custodian (the "Custodian") and JPMorgan Chase Bank, as trustee (the "Trustee"). The Certificates represent beneficial ownership interests in a pool of mortgage related loans and certain related property.

         As of February 1, 2003, the mortgage loans possessed the characteristics described in the Prospectus, dated February 24, 2003, and the Prospectus Supplement, dated February 24, 2003, filed pursuant to Rule 424(b)(5) of the Act on February 27, 2003.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)  Financial Statements of Business Acquired:     None

         (b)  Pro Forma Financial Information:           None

         (c)  Exhibits:

              1.1 Underwriting Agreement, dated as of February 24, 2003, between NovaStar Mortgage, Inc., NovaStar Mortgage Funding Corporation, NovaStar Financial, Inc. and Greenwich Capital Markets, Inc., as representative of the Several Underwriters.

              4.1 Pooling and Service Agreement, dated as of February 1, 2003, among NovaStar Mortgage Funding Corporation, NovaStar Mortgage, Inc., as servicer and as seller, the Custodian, and the Trustee.

              8.2 Opinion of Dewey Ballantine LLP, dated February 27, 2003, with respect to certain tax matters.

              10.1 Mortgage Loan Purchase Agreement, dated as of February 1, 2003, among NovaStar Mortgage Funding Corporation, NovaStar Mortgage, Inc., as seller, the Custodian, and the Trustee.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 27, 2003

                                          NOVASTAR MORTGAGE FUNDING
                                          CORPORATION,

                                          By: /s/ Matt Kaltenrieder
                                              ---------------------
                                              Matt Kaltenrieder
                                              Vice President

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                     Exhibit Index

Exhibit No.          Description
-----------          -----------

Exhibit 1.1 Underwriting Agreement, dated as of February 24, 2003, between NovaStar Mortgage, Inc., NovaStar Mortgage Funding Corporation, NovaStar Financial, Inc. and Greenwich Capital Markets, Inc., as representative of the Several Underwriters.

Exhibit 4.1 Pooling and Service Agreement, dated as of February 1, 2003, among NovaStar Mortgage Funding Corporation, NovaStar Mortgage, Inc., as servicer and as seller, the Custodian, and the Trustee.

Exhibit 8.2 Opinion of Dewey Ballantine LLP, dated February 27, 2003, with respect to certain tax matters.

Exhibit 10.1 Mortgage Loan Purchase Agreement, dated as of February 1, 2003, among NovaStar Mortgage Funding Corporation, NovaStar Mortgage, Inc., as seller, the Custodian, and the Trustee.

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